Exhibit 99.2
Crescent Real Estate Equities
Company
Second Quarter 2005
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Earnings Guidance	13
Sector Contribution and Assets by Segment	14
Acquisitions, Dispositions, Development and Other Strategic Transactions	15
Consolidated Debt Schedule	16
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	17
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	18
Investment in Unconsolidated Companies	19

Portfolio Data
Office:
Total Office Portfolio — Composition	22
Total Office Portfolio — Property Table	23
Total Office Portfolio — Leasing Statistics	26
Total Office Portfolio — Same Store Analysis	27
Total Office Portfolio — Capital Expenditures	28
Total Office Portfolio — Top 25 Office Customers	29
Total Office Portfolio — Customer Industry Diversification	30
Total Office Portfolio — Lease Expirations	31

Resort Residential Development — June 30, 2005:
Resort Residential Development Statistics	40
Resort Residential Development Property Table	41
Resort Residential Development Net Equity Book Value by Project	42

Resort Residential Development — December 31, 2004:
Resort Residential Development Property Table	44
Resort Residential Development Performance	45
Resort Residential Development Net Present Valuation	46
Resort Residential Development Net Equity Book Value by Project	47

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	49
Resort/Hotel Year-to-Date Statistics	50

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	52

Contact Information
Equity Research Coverage/IR Contacts	54
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

COMPANY BACKGROUND
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 75 premier office buildings totaling more than 30 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also makes strategic investments in resort residential development, as well as resorts, including Canyon Ranch®. For more information, visit the Company’s website at http://www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of June 30, 2005

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	79
Total Office Square Feet Owned and Managed	32.0 million
Geographic Diversity	8 states and 29 sub-markets
Number of Employees	732
Common Shares and Units Outstanding (share equivalent)	123.3 million
Common Dividend — Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($18.75 share price at 06/30/05)	8.0%
Total Market Capitalization Including Debt	$4.9 billion
Insider Ownership	18.3%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on August 4, 2005, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and Chief Executive Officer	Managing Partner, E2M Partners, LLC
Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joe D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Dan Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

FINANCIAL HIGHLIGHTS
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Shares and Units
Common Shares Outstanding	100,127,859	99,833,652	99,420,157	99,324,795	99,322,151
Units Outstanding (a)	23,182,778	20,867,778	21,070,278	17,727,778	17,728,622

Combined Shares and Units	123,310,637	120,701,430	120,490,435	117,052,573	117,050,773

Weighted Average for Quarter — Basic (EPS) (b)	99,676,059	99,510,211	99,061,061	99,024,335	99,021,830
Weighted Average for Quarter — Diluted (EPS) (b)	99,676,059	99,510,211	108,737,976	99,024,335	99,021,830
Weighted Average for Quarter — Diluted (FFO)	117,484,930	117,226,331	117,748,893	116,863,615	116,864,647

Share Price & Dividends
At the End of the Period	$18.75	$16.34	$18.26	$15.74	$16.12
High during Quarter	$18.99	$18.14	$19.09	$16.58	$17.90
Low during Quarter	$16.02	$16.12	$15.47	$15.37	$15.05
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity	$2,204,543 (c)	$1,916,379 (c)	$2,137,934 (c)	$1,842,407	$1,886,858
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,300,092	2,192,475	2,152,255	2,855,891	2,710,649

Total Capitalization	$4,915,035	$4,519,254	$4,700,589	$5,108,698	$5,007,907

Total Consolidated Debt/Total Capitalization (e)	47%	49%	46%	56%	54%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,648,732	$2,612,766	$2,741,019	$3,391,789	$3,336,121
Investments in Unconsolidated Companies	$391,249	$366,652	$362,643	$356,950	$346,637
Total Assets (e)	$4,073,013	$3,961,965	$4,037,764	$4,586,969	$4,467,506
Total Liabilities	$2,709,490	$2,546,137	$2,574,603	$3,322,405	$3,138,968
Total Unconsolidated Debt	$661,732	$634,285	$579,349	$472,468	$484,442
Total Minority Interest	$149,416	$155,714	$162,911	$127,441	$135,726
Total Shareholders’ Equity	$1,214,107	$1,260,114	$1,300,250	$1,137,123	$1,192,812

Selected Operating Data
Total Office Portfolio (f)
Revenues	$175,296	$171,142	$159,401	$158,243	$162,902
Net Straight-Line revenue / (expense) adjustment	$5,609	$6,232	$4,592	$5,318	$7,123
Rental income from FAS 141 Fair Market Value Adjustments	$(1,573)	$(1,308)	$(1,143)	$(585)	$(1,218)
Operating Margin (g)	51%	51%	50%	48%	55%
Bad Debt as Percentage of Office Property Revenue	0.30%	0.25%	0.00%	0.08%	0.23%
Lease Termination Fees	$3,286	$1,830	$2,190	$1,526	$7,030
Fee Income Generated from JV Properties (h)	$3,980	$3,310	2,197	1,759	1,021

Office — Crescent’s Share (f) (i)
Revenues	$115,821	$110,840	118,513	$136,168	$140,464
Net Straight-Line revenue / (expense) adjustment	$4,446	$4,765	$3,722	$4,291	$6,105
Rental income from FAS 141 Fair Market Value Adjustments	$(1,089)	$(925)	$(758)	$(214)	$(862)
Operating Margin (g)	51%	50%	49%	49%	55%
Bad Debt as Percentage of Office Property Revenue	0.34%	0.34%	(0.00)%	0.06%	0.26%
Lease Termination Fees	$2,812	$370	$1,114	$1,373	$6,176

Other
Total Property Revenues	$211,221	$185,872	$306,632	$241,572	$233,709
Crescent’s Share of Unconsolidated Revenues (j)	$96,591	$96,625	$86,035	$80,478	$77,238
General & Administrative Expense	$11,063	$10,328	$16,156	$9,023	$6,794
Interest Coverage Ratio (k)	1.74	1.67	1.63	1.97	2.00
Scheduled Principal Payments:
Consolidated Debt (l)	$2,212	$2,174	$2,914	$3,244	$3,181
Unconsolidated Debt	$2,304	$2,190	$2,083	$1,856	$1,845
Consolidated Capitalized Interest:
Resort Residential Development (m)	$4,501	$4,380	$4,466	$3,646	$3,615
Resort/Hotel	$150	$119	$42	$43	$134

Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders — Basic	$(13,552)	$(9,296)	$195,910	$(18,683)	$(17,493)
Basic — Per Share	$(0.14)	$(0.09)	$1.98	$(0.19)	$(0.18)
Diluted — Per Share	$(0.14)	$(0.09)	$1.86	$(0.19)	$(0.18)

Funds from Operations Available to Common Shareholders — Diluted, as Adjusted (“FFO”) (n)
FFO	$33,114	$28,882	$53,520	$31,330	$31,037
FFO per Weighted Average Share	$0.28	$0.25	$0.45	$0.27	$0.27
FFO Payout Ratio (o)	133.0%	150.0%	83.3%	138.9%	138.9%
FFO by Segment:
Office Properties	$54,505	$52,426	$57,121	$68,410	$75,326
Resort Residential Development Properties	$11,056	$4,907	$16,096	$3,779	$5,168
Resort/Hotel Properties	$7,637	$11,445	$9,685	$12,272	$9,991
Temperature-Controlled Logistics Properties	$3,343	$3,514	$18,192	$4,862	$3,078
NOTE: See footnotes on following page.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common stock.

(d)	Net of issuance costs, preferred equity is $401,089.

(e)	Includes $266,409 of defeased debt related to the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. The Company’s assets include $283,283 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 44% as of June 30, 2005.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(h)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(i)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(j)	Crescent’s share of unconsolidated revenues includes the Office and Temperature-Controlled Logistics segments for 2004. Beginning first quarter 2005, Canyon Ranch is also included.

(k)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $16,201 related to the defeasance of the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $3,583 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio for trailing four quarters as of June 30, 2005 would have been 1.81.
(l)	Scheduled principal payments on consolidated debt do not include principal payments on defeased debt related to the LaSalle Note I, LaSalle Note II, or Nomura Funding VI Note.

(m)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(n)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered and alternative to net income.

(o)	Calculated as dividends declared during quarter divided by FFO per weighted average share .
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Key Portfolio Statistics

	As Of or For The Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Office Properties (a)
Total Office Portfolio
Number of Properties	79	78	78	75	75
Square Footage	32,013,522	31,551,853	31,617,166	29,904,468	29,959,804
Economic Office Occupancy at End of Quarter	87.3%	88.1%	88.6%	86.4%	87.0%
Leased Office Occupancy at End of Quarter	89.2%	89.6%	89.9%	88.8%	87.8%
Same-Store Operating Income % Change	(2.8)%	(0.3)%	(10.3)%	(3.8)%	(2.9)%
Same-Store Average Occupancy	87.0%	87.6%	86.6%	85.9%	86.1%

Wholly-Owned Office Properties
Number of Properties	56	56	56	54	54
Square Footage	16,625,562	16,625,562	16,696,273	16,230,636	16,285,972
Economic Office Occupancy at End of Quarter	86.0%	86.5%	86.8%	86.4%	84.2%
Leased Office Occupancy at End of Quarter	88.0%	87.6%	87.9%	86.5%	85.1%

Joint-Venture Office Properties (b)
Number of Properties	23	22	22	21	21
Square Footage	15,387,960	14,926,291	14,920,893	13,673,832	13,673,832
Economic Office Occupancy at End of Quarter	88.8%	89.9%	90.7%	89.7%	90.1%
Leased Office Occupancy at End of Quarter	90.6%	91.8%	92.2%	91.4%	91.4%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	28	25	23	28	28

Desert Mountain
Resort Residential Lot Sales	22	9	24	5	23
Average Price Per Lot (in thousands)	$1,014	$1,100	$663	$923	$683

Crescent Resort Development
Resort Residential Lot Sales	94	123	203	31	92
Average Price per Lot (in thousands)	$74	$53	$163	$200	$95
Resort Residential Unit Sales	55	7	40	13	7
Average Price per Unit (in thousands)	$741	$2,079	$1,981	$2,010	$1,495

Resort/Hotel Properties
Total Resort/Hotel Properties
Number of Properties	8	8	8	9	9
Number of Resort/Hotel Rooms	2,410	2,412	2,412	2,807	2,807
Same-Store NOI % Change	65.6%	21.0%	10.2%	13.7%	(21.7)%
Same-Store Weighted Average Occupancy	72.9%	71.9%	66.3%	77.4%	65.3%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.
Notes:
(a) Occupancy and same-store statistics exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 23.
(b) Prior quarters have been restated for current joint venture partnership structure.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Balance Sheets
(dollars in thousands, except share data)

	June 30,	December 31,
	2005	2004
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$186,528	$208,492
Land improvements, net of accumulated depreciation of $26,668 and $23,592 at June 30, 2005 and December 31, 2004, respectively	67,652	69,086
Buildings and improvements, net of accumulated depreciation of $444,764 and $424,698 at June 30, 2005 and December 31, 2004, respectively	1,784,947	1,867,232
Furniture, fixtures and equipment, net of accumulated depreciation of $36,902 and $48,304 at June 30, 2005 and December 31, 2004, respectively	28,980	49,576
Land held for investment or development	567,717	501,379
Properties held for disposition, net	12,908	45,254

Net investment in real estate	$2,648,732	$2,741,019

Cash and cash equivalents	$84,141	$92,291
Restricted cash and cash equivalents	57,086	93,739
Defeasance investments	283,283	175,853
Accounts receivable, net	50,864	60,004
Deferred rent receivable	66,060	58,190
Investments in unconsolidated companies	391,249	362,643
Notes receivable, net	164,522	102,173
Income tax asset-current and deferred, net	15,820	13,839
Other assets, net	311,256	338,013

Total assets	$4,073,013	$4,037,764

LIABILITIES:
Borrowings under Credit Facility	$177,000	$142,500
Notes payable	2,071,545	2,009,755
Junior subordinated notes	51,547	—
Accounts payable, accrued expenses and other liabilities	409,398	422,348

Total liabilities	$2,709,490	$2,574,603

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,591,389 and 10,535,139 units, at June 30, 2005 and December 31, 2004, respectively	$101,728	$113,572
Consolidated real estate partnerships	47,688	49,339

Total minority interests	$149,416	$162,911

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at June 30, 2005 and December 31, 2004	$319,166	$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at June 30, 2005 and December 31, 2004	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 125,248,776 and 124,542,018 shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	1,252	1,245
Additional paid-in capital	2,254,586	2,246,335
Deferred compensation on restricted shares	(1,707)	(2,233)
Accumulated deficit	(982,697)	(885,016)
Accumulated other comprehensive income (loss)	1,716	(1,022)

	$1,674,239	$1,760,398

Less — shares held in treasury, at cost, 25,120,917 and 25,121,861 common shares at June 30, 2005 and December 31, 2004, respectively	(460,132)	(460,148)

Total shareholders’ equity	$1,214,107	$1,300,250

Total liabilities and shareholders’ equity	$4,073,013	$4,037,764

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the six months
	ended June 30,		ended June 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
REVENUE:
Office Property	$95,458	$130,659	$187,020	$252,168
Resort Residential Development Property	85,838	55,591	140,313	103,279
Resort/Hotel Property	29,925	47,459	69,759	104,108

Total Property Revenue	$211,221	$233,709	$397,092	$459,555

EXPENSE:
Office Property real estate taxes	$10,521	$16,650	$21,266	$33,640
Office Property operating expenses	37,337	43,351	73,490	84,822
Resort Residential Development Property expense	73,611	51,761	122,447	92,323
Resort/Hotel Property expense	23,723	41,309	55,458	86,868

Total Property Expense	$145,192	$153,071	$272,661	$297,653

Income from Property Operations	$66,029	$80,638	$124,431	$161,902

OTHER INCOME (EXPENSE):
Income from investment land sales	$4,963	$949	$8,424	$949
Gain on joint venture of properties, net	1,008	—	1,540	—
Gain on property sales, net	180	—	180	—
Interest and other income	7,906	2,942	13,210	5,685
Corporate general and administrative	(11,063)	(6,794)	(21,392)	(13,711)
Interest expense	(36,078)	(45,429)	(69,358)	(90,437)
Amortization of deferred financing costs	(2,116)	(3,076)	(4,045)	(6,790)
Extinguishment of debt	(240)	(988)	(1,667)	(2,927)
Depreciation and amortization	(41,507)	(41,888)	(76,089)	(81,921)
Other expenses	(8)	(94)	(676)	(149)
Equity in net income (loss) of unconsolidated companies:
Office Properties	3,355	1,148	6,685	2,515
Resort Residential Development Properties	71	(393)	192	(307)
Resort/Hotel Properties	(645)	(18)	760	(247)
Temperature-Controlled Logistics Properties	(1,211)	(2,707)	(2,342)	(3,608)
Other	4,571	(515)	10,761	(581)

Total Other Income (Expense)	$(70,814)	$(96,863)	$(133,817)	$(191,529)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(4,785)	$(16,225)	$(9,386)	$(29,627)
Minority interests	(1,277)	1,910	(999)	3,786
Income tax benefit	329	5,358	1,545	6,868

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(5,733)	$(8,957)	$(8,840)	$(18,973)
Income from discontinued operations, net of minority interests	191	1,971	508	3,564
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(424)	—	(2,418)
(Loss) Gain on real estate from discontinued operations, net of minority interests	—	(2,073)	1,503	(2,120)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	(363)

NET LOSS	$(5,542)	$(9,483)	$(6,829)	$(20,310)

Series A Preferred Share distributions	(5,991)	(5,991)	(11,981)	(11,742)
Series B Preferred Share distributions	(2,019)	(2,019)	(4,038)	(4,038)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS — BASIC	$(13,552)	$(17,493)	$(22,848)	$(36,090)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.14)	$(0.18)	$(0.25)	$(0.36)
Income from discontinued operations, net of minority interests	—	0.02	—	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.02)
(Loss) Gain on real estate from discontinued operations, net of minority interests	—	(0.02)	0.02	(0.02)

Net loss available to common shareholders — basic	$(0.14)	$(0.18)	$(0.23)	$(0.36)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.14)	$(0.18)	$(0.25)	$(0.36)
Income from discontinued operations, net of minority interests	—	0.02	—	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.02)
(Loss) Gain on real estate from discontinued operations, net of minority interests	—	(0.02)	0.02	(0.02)

Net loss available to common shareholders — diluted	$(0.14)	$(0.18)	$(0.23)	$(0.36)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,676,059	99,021,830	99,593,593	99,007,386

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,676,059	99,021,830	99,593,593	99,007,386

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the six months
	ended June 30,				ended June 30,
	(unaudited)				(unaudited)
	2005	2005	2004	2004	2005	2005	2004	2004
	$	Per share	$	Per share	$	Per share	$	Per share
NET LOSS	(5,542)	(0.05)	(9,483)	(0.08)	(6,829)	(0.06)	(20,310)	(0.17)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	38,039	0.33	38,382	0.32	68,793	0.59	76,423	0.65
(Gain) Loss on property sales, net	(1,188)	(0.01)	2,437	0.02	(3,777)	(0.03)	2,493	0.02
Extinguishment of debt expense related to real estate asset sales(a)	(668)	(0.01)	—	—	388	—	—	—
Impairment charges related to real estate assets and assets held for sale	—	—	500	0.01	—	—	2,851	0.02
Adjustment for investments in unconsolidated companies:
Office Properties	4,956	0.04	2,497	0.02	10,079	0.08	4,905	0.04
Resort Residential Development Properties	947	0.01	629	0.01	(448)	—	52	—
Resort/Hotel	999	0.01	—	—	1,809	0.01	—	—
Properties Temperature-Controlled Logistics Properties	4,554	0.04	5,785	0.05	9,199	0.08	11,580	0.10
Unitholder minority interest	(973)	(0.01)	(1,700)	(0.02)	(1,200)	(0.01)	(3,638)	(0.03)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(11,981)	(0.10)	(11,742)	(0.10)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.01)	(4,038)	(0.03)	(4,038)	(0.03)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED(b)	33,114	0.28	31,037	0.27	61,995	0.53	58,576	0.50

Impairment charges related to real estate assets	—	—	(500)	(0.01)	—	—	(2,851)	(0.02)
Extinguishment of debt expense related to real estate asset sales (a)	668	0.01	—	—	(388)	—	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(b) — NAREIT DEFINITION	33,782	0.29	30,537	0.26	61,607	0.53	55,725	0.48

INVESTMENT SEGMENTS:
Office Properties	54,505	0.46	75,326	0.64	106,930	0.91	143,298	1.22
Resort Residential Development Properties	11,056	0.09	5,168	0.04	15,963	0.14	11,342	0.10
Resort/Hotel Properties	7,637	0.07	9,991	0.09	19,081	0.16	23,021	0.19
Temperature-Controlled Logistics Properties	3,343	0.03	3,078	0.03	6,857	0.06	7,972	0.07
OTHER:
Corporate general and administrative	(11,063)	(0.09)	(6,794)	(0.06)	(21,392)	(0.18)	(13,711)	(0.12)
Interest expense	(36,078)	(0.31)	(45,429)	(0.39)	(69,358)	(0.60)	(90,437)	(0.77)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(11,981)	(0.10)	(11,742)	(0.10)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.01)	(4,038)	(0.03)	(4,038)	(0.03)
Other(c)	11,724	0.10	(2,293)	(0.02)	19,933	0.17	(7,129)	(0.06)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	33,114	0.28	31,037	0.27	61,995	0.53	58,576	0.50

Impairment charges related to real estate assets	—	—	(500)	(0.01)	—	—	(2,851)	(0.02)
Extinguishment of debt expense related to real estate asset sales (a)	668	0.01	—	—	(388)	—	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(b) — NAREIT DEFINITION	33,782	0.29	30,537	0.26	61,607	0.53	55,725	0.48

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,676,059		99,021,830		99,593,593		99,007,386
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	117,484,930		116,864,647		117,337,663		116,956,079
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		0.750		0.750

(a)	Extinguishment of debt directly related to the sale of real estate assets. An additional $0.9 million for second quarter 2005 and an additional $1.3 million for year-to-date 2005 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and ammortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. FFO should not be considered and alternative to net income.

(c)	Includes income from investment land sales, net, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2005
FFO (1)	$124,000	to	$136,000
FFO per share (1)	$1.05	to	$1.15
	Low		High
FFO from Operating Businesses and Investments (1)
Operating Business (2)
Office	$215,000	to	$220,000
Investments (2)
Resort Residential Developments	40,000	to	42,000
Resorts / Hotels	29,000	to	32,000
Structured Finance/Securities	9,000	to	10,000
Temperature-Controlled Logistics	17,000	to	19,000

Other
Reinvestment Activity (3)	$10,000	to	$13,000
Business Initiatives (4)	$10,000	to	$15,000

Office Business Drivers (5)
Same Store NOI Growth (GAAP)	0.0%	to	2.0%
Same Store Average Occupancy	87%	to	89%
Portfolio Ending Occupied	89%	to	90%
Portfolio Ending Leased	90%	to	91%
Lease Termination Fees	$11,500	to	$12,500

Resort Residential Development Business Drivers (5)
Crescent Resort Development
Unit Sales	275	to	300
Average Unit Price	$1,300	to	$1,400
Lot Sales	500	to	550
Average Price	$130	to	$150
Desert Mountain
Lot Sales	40	to	45
Average Price	$1,000	to	$1,100

Resorts / Hotels Business Drivers (5)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	8%	to	10%

Other Assumptions
30 Day LIBOR (3rd and 4th Quarters)	3.25%	to	3.75%
	3rd Quarter 2005
	Low		High
FFO (1)	$19,000	to	$21,000
FFO per share (1)	$0.16	to	$0.18
Reconciliation of FFO to Net Income (1)

	Full Year 2005			3rd Quarter 2005
	$1.05	to	$1.15	$0.16	to	$0.18

FUNDS FROM OPERATIONS AVAILABLE TO	$124,000		$136,000	$19,000		$21,000
COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (1)
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(143,200)		(143,200)	(38,100)		(38,100)
(Impairments), gains, and (losses) related to real estate assets	3,200		3,200	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(19,300)		(19,300)	(4,600)		(4,600)
Resort Residential Development properties	(3,800)		(3,800)	500		500
Resort/Hotel Properties	(3,700)		(3,700)	(900)		(900)
Temperature-Controlled Logistics Properties	(18,500)		(18,500)	(4,600)		(4,600)
Unitholder minority interest	4,500		3,000	3,000		2,700
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	(24,800)		(14,300)	(17,700)		(16,000)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	118,500,000		118,500,000	118,500,000		118,500,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (6) — DILUTED	18,000,000		18,000,000	18,000,000		18,000,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	100,500,000		100,500,000	100,500,000		100,500,000

(1)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(2)	Excludes impact of investments identified subsequent to fourth quarter 2004 earnings call held on February 24, 2005, which are included in the Reinvestment Activity caption. Does not include the impact of any potential dispositions or joint ventures of existing assets.

(3)	FFO from Reinvestment Activity includes office, hotel and structured finance investments which have closed. In addition, this category assumes future investment of $100M — $125M during the remainder of the year at a 12% to 14% going in FFO yield.

(4)	Business Initiatives include investment land sales and other income initiatives.

(5)	Business drivers presented at 100% regardless of Crescent’s ownership interest in the underlying properties.

(6)	Assumes 2 for 1 conversion of units to common shares.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Sector Contribution and Assets by Segment
As of June 30, 2005
(dollars in thousands)

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,625,767	760,112	427,000	490,056	45,161	4,348,096
Depreciation (including Unconsolidated Assets)	(413,509)	(26,474)	(86,444)	(126,633)	(6,133)	(659,193)
Unconsolidated Debt and Other Liabilities	(399,327)	—	(108,253)	(278,381)	—	(785,961)
Other Assets (Cash, Defeasance Investments, etc.)	232,312	188,039	107,727	91,899	550,094	1,170,071

Total Assets	2,045,243	921,677	340,030	176,941	589,122	4,073,013

Net Book Value by Segment

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment (2) :
Balance at June 30, 2005 (3)	2,045,243	921,677	340,030	176,941	589,122	(4)	4,073,013
Balance at December 31, 2004	2,141,943	820,423	468,967	180,585	425,846		4,037,764
Consolidated Property Level Financing:
Balance at June 30, 2005	(933,078)	(140,223)	(99,335)	—	(1,127,456	)(5)	(2,300,092)
Balance at December 31, 2004	(942,001)	(83,721)	(111,397)	—	(1,015,136)		(2,152,255)
Consolidated Other Liabilities:
Balance at June 30, 2005	(92,646)	(248,195)	(25,011)	(687)	(42,859)		(409,398)
Balance at December 31, 2004	(108,194)	(195,714)	(47,403)	(1,679)	(69,358)		(422,348)
Minority Interests:
Balance at June 30, 2005	(9,289)	(32,606)	(5,886)	—	(101,635)		(149,416)
Balance at December 31, 2004	(9,308)	(33,760)	(6,513)	—	(113,330)		(162,911)

Total Net Book Value at June 30, 2005	1,010,230	500,653	209,798	176,254	(682,828)		1,214,107
Total Net Book Value at December 31, 2004	1,082,440	507,228	303,654	178,906	(771,978)		1,300,250

(1)	Refer to page 42 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $63,293 by segment is as follows: Corporate — $56,329 and Resort/Hotel — $6,964

(4)	Includes defeasance investments.

(5)	Inclusive of Corporate bonds, Credit Facility, Rouse Company notes, Junior Subordinated Notes, Funding I defeased debt, Funding II defeased debt and Canyon Ranch-Lenox defeased debt.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Acquisitions, Development, Dispositions and Other Strategic Transactions
2005 Activity Through June 30, 2005
Acquisitions

		CEI		Square	Purchase	Purchase		PSF Purchase
Segment	Property	Ownership	Market	Feet	Date	Price		Price	% Leased
Office	1110 Rusk Parking Garage (1)	24%	Houston - CBD	N/A	1/13/2005	$5.0	Million	N/A	N/A
Office	Exchange Building	100%	Seattle - CBD	295,525	2/7/2005	$52.5	Million	$177	91%
Office	One Buckhead Plaza (2)	35%	Atlanta - Buckhead	461,669	4/8/2005	$130.5	Million	$283	88%

						$188.0	Million

Dispositions

						Sales Price		Net
		CEI		Square Feet /	Sale	Net of		PSF/Room/Acre
Segment	Property	Ownership	Market	# of Rooms / Acres	Date	Selling Costs		Price		Gain/(Loss) (3)
Office	Albuquerque Plaza	100%	Albuquerque - CBD	366,236 SF	2/7/2005	$34.7	Million	$95		$1.8	Million
Other	Undeveloped Land	100%	Houston - CBD	1.58 acres	3/31/2005	$5.8	Million	$3.7	Million	$3.5	Million
Other	Undeveloped Land	100%	Houston - CBD	1.43 acres	6/30/2005	$6.1	Million	$4.3	Million	$4.1	Million

						$46.6	Million			$9.4 Million

Development

								Total		Total
		CEI				Start	Completion	Development		Projected		Leased/
Segment	Project	Ownership		Market	Square Feet /Rooms	Date	Date	Costs to Date		Development Costs		Committed
Office	Hughes Center Office Development	100%		Las Vegas - Central East	252,972 sf	3Q 2005	4Q 2006	$5.3	Million	$66.3	Million	0%
RDV/Resort	The Ritz-Carlton Residences and Hotel	100%		Dallas - Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	4Q 2007	$29.3	Million	$198.2	Million	N/A / 66%
RDV	Jefferson Investment's Multi-Family Luxury Apartments	50	% (4)	Dedham, MA	300 units	4Q 2004	3Q 2006	$26.4	Million	$53.3	Million	0%
Office	Von Karman Development in Irvine	40%		S. California	260,000	1Q 2006	3Q 2007	$15.3	Million	$91.1	Million	N/A
Other Strategic Transactions

		Current		Gross				Gain/Loss		Required Debt
		CEI	Date of	Valuation of		Cash Generated		Recognized		Payoff /
Segment	Transaction	Ownership	Transaction	Transaction (5)		to CEI (6)		By CEI		Defeasance
Office	Joint Venture of Fulbright Tower & 1110 Rusk Parking Garage	24%	2/24/2005	$106.0	Million	$33.4	Million	$0.5	Million	N/A
Office	Joint Venture of One Buckhead Plaza	35%	6/29/2005	$130.5	Million	$28.1	Million	$0.4	Million	N/A
Resort/Hotel	Canyon Ranch Restructure and Recapitalization	48%	1/18/2005	$440.0	Million	$53.6	Million	0	(7)	$38.3 Million
Mezzanine Investments

					Weighted Average
		Date of			Yield During
Segment	Investment	Transaction	Quarter End Balance		Quarter	Current Yield	Fixed/Variable
Other	New York City Office Investment	2/7/2005	$17.3	Million	10.77%	11.09%	Variable
Other	Florida Resort Investment	3/31/2005	$33.2	Million	11.93%	11.93%	Fixed
Other	Los Angeles Office Investment	5/31/2005	$20.0	Million	11.41%	11.59%	Variable
Other	Dallas Office Investment	6/9/2005	$12.0	Million	11.71%	11.84%	Variable

(1)	Purchased in connection with Fulbright Tower and subsequently joint ventured in February 2005.

(2)	One Buckhead Plaza was subsequently joint ventured in June 2005.

(3)	Includes previously recognized impairments, if applicable.

(4)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50/50 split.

(5)	Amounts represent 100% value of new entity.

(6)	Amounts represent cash generated net of debt paid down, if applicable.

(7)	Although no GAAP gain was recognized on the Canyon Ranch Restructure as a result of CEI’s continuing interest, Crescent contributed assets valued at $209 Million for its 48% interest, which had a net book value of $97.8 Million.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Debt Schedule
As of June 30, 2005
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	June 30,	June 30,		Maturity
Description	Secured Asset	Borrowings	2005	2005		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$251,695	$251,695	7.53%		July 2009
LaSalle Note II (1)	Funding II Defeasance	156,338	156,338	7.79		March 2006
LaSalle Note I (2)	Funding I Defeasance	102,516	102,516	7.83		August 2007
Cigna Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
Morgan Stanley I	Alhambra	50,000	50,000	5.06		October 2011
Bank of America Note	Colonnade	38,000	38,000	5.53		May 2013
Metropolitan Life Note V	Datran Center	36,473	36,473	8.49		December 2005
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Mass Mutual Note (3)	3800 Hughes	35,439	35,439	7.75		August 2006
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
Allstate Note(3)	3993 Hughes	25,148	25,148	6.65		September 2010
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (3)	3960 Hughes	23,469	23,469	7.71		October 2009
JP Morgan Chase I	3753/63 Hughes	14,350	14,350	4.98		September 2011
Northwestern Life II (3)	3980 Hughes	9,882	9,882	7.40		July 2007
Woodmen of the World Note	Avallon IV	8,500	8,500	8.20		April 2009
Nomura Funding VI Note (4)	Funding VI Defeasance	7,555	7,555	10.07		July 2010
Construction, Acquisition and other obligations for various Residential projects	CRDI, Sonoma Golf Club and Mira Vista	4,323	4,323	2.90 to 13.75		July 05 to Apr 10

Subtotal/Weighted Average		$952,943	$952,943	6.91%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Funding XII Term Loan (5)	Funding XII	$167,403	$167,403	5.36%		January 2006
German American Capital Corporation (6)	Funding One	165,000	165,000	4.63		June 2007
Bank One	Northstar Construction Project	105,800	54,545	5.76		October 2006
Fleet National Bank (7)	JPI	41,009	12,505	5.28		November 2007
FHI Finance Loan	Sonoma Mission Inn	10,000	10,000	7.64		September 2009
Wells Fargo Bank(8)	3770 Hughes	7,800	7,800	4.44		February 2008
The Rouse Company	Hughes Center undeveloped land	7,500	7,500	7.25		December 2005
National Bank of Arizona	Desert Mountain	20,000	4,719	6.25 to 7.25		June 2006
Construction, Acquisition and other obligations for various Residential projects	CRDI and Mira Vista	128,648	64,130	6.00 to 7.25		July 05 to Sep 08

Subtotal/Weighted Average		$653,160	$493,602	5.35%

Unsecured Variable Rate Debt:
Credit Facility (9)		$300,000	$177,000	5.19%		December 2006
Junior Subordinated Notes (Trust Preferred)		$51,547	$51,547	5.35		June 2035

Subtotal/Weighted Average		$351,547	$228,547	5.22%

Total/Weighted Average		$2,582,650	$2,300,092	6.85	%(9)

Average remaining term						3.5 years

(1)	In December 2003 and January 2004, the Company purchased a total of $179,600 in U.S. Treasuries and government sponsored agency securities (“defeasance investments”) to substitute as collateral for this loan. The cash flow from the defeasance investments (principal and interest) match the total debt service payments of this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent from LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	Includes a portion of total premiums of $5,221 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(4)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(5)	This loan has one one-year extension option.

(6)	This loan has three one-year extension options.

(7)	This loan has two one-year extension options.

(8)	The Company purchased a $7,800 interest rate cap to protect LIBOR from going above 6.00%. This loan has two one-year extension options.

(9)	The Credit Facility has a maximum potential capacity of $300,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of June 30, borrowing capacity under the facility was $300,000. The $177,000 outstanding at June 30, excludes letters of credit issued under the facility of $11,822.

(10)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.92%.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Debt Breakdown
As Of June 30, 2005
(Dollars In Thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,577,943	69%	7.56%		3.5
Variable Rate Debt (2)	722,149	31%	5.31%		3.3

Total/Weighted Average	$2,300,092	100%	6.85	% (3)	3.5

(1)	Based on contractual maturity and does not include extension options on Bank of America Funding XII Term Loan, Wells Fargo Bank Loan, Fleet National Bank Loan or German American Capital Corporation Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $446,936 of hedged variable-rate debt, are 88% and 12%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.92%.
Future Consolidated Debt Repayments(1)
As of June 30, 2005
(dollars in thousands)

	Secured		Unsecured		Total (2)
2005	62,327		—		62,327
2006	479,926	(3)	177,000	(4)	656,926
2007	296,930	(5)	250,000		546,930
2008	44,142		—		44,142
2009	271,963		375,000		646,963
Thereafter	291,257	(6)	51,547		342,804

	$1,446,545		$853,547		$2,300,092

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Bank of America Funding XII Term Loan, Wells Fargo Bank Loan, Fleet National Bank Loan or German American Capital Corporation Loan.

(3)	Includes $155,187 of defeased debt.

(4)	Borrowings under the Credit Facility.

(5)	Includes $100,017 of defeased debt.

(6)	Includes $6,337 of defeased debt.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Unconsolidated Debt Schedule
As of June 30, 2005
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	June 30, 2005	June 30, 2005	June 30, 2005	Date	Fixed/Variable(1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.70%
Goldman Sachs(2)		$476,738	$151,126	6.89%	5/11/2023	Fixed
Morgan Stanley(3)		247,707	78,523	6.17%	4/9/2009	Variable
Various Capital Leases		44,484	14,101	3.48 to 13.63%	6/1/2006 to 4/1/2017	Fixed
Vornado Realty L.P.		1,258	399	3.34%	12/31/2010	Variable
Bank of New York		50	16	12.88%	5/1/2008	Fixed

		770,237	244,165

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed
Main Street Partners, L.P.(4)(5)(6)	50.00%	108,026	54,013	6.00%	12/1/2005	Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed
Crescent 5 Houston Center, L.P.	25.00%	90,000	22,500	5.00%	10/1/2008	Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015	Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed
Crescent 1301 McKinney, L.P.(7)(8)	23.85%	73,350	17,494	4.45%	1/9/2008	Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed
Houston PT Four Westlake Park Office Limited Partnership	20.00%	47,046	9,409	7.13%	8/1/2006	Fixed
Crescent Five Post Oak Park, L.P.	30.00%	44,718	13,415	4.82%	1/1/2008	Fixed
Austin PT BK One Tower Office Limited Partnership	20.00%	36,592	7,318	7.13%	8/1/2006	Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007	Fixed

		1,336,643	371,967

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed

Total Unconsolidated Debt		$2,201,880	$661,732

Fixed Rate/Weighted Average				5.92%	9.7 years
Variable Rate/Weighted Average				5.90%	2.5 years

Total Weighted Average				5.92%	8.0 years

(1)	All unconsolidated debt is secured.

(2)	URS Real Estate, L.P. and AmeriCold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54,400 of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest rate cap agreement with a maximum LIBOR of 6.50% on the entire amount of loan.

(4)	Senior Note — Note A: $79,845 at variable interest rate, LIBOR + 189 basis points, $4,697 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,484 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This loan has one one-year extension option.

(7)	This loan has two one-year extension options.

(8)	In December 2004, Crescent 1301 McKinney, L.P. entered into a LIBOR interest rate cap agreement with a notional amount of $73,350, which limits the interest rate exposure to 3.5%. Fulbright Tower office property was formerly known as 1301 McKinney.
Future Unconsolidated Debt Repayments
As of June 30, 2005
(dollars in thousands)

	Secured	Unsecured	Total (1)
2005	58,173	—	58,173
2006	24,805	—	24,805
2007	47,126	—	47,126
2008	60,774	—	60,774
2009	79,643	—	79,643
Thereafter	391,211	—	391,211

	$661,732	$—	$661,732

(1)	Based on contractual maturity and does not take into account the extension options on the Main Street Partners L.P. Loan or Crescent 1301 McKinney, L.P. Loan.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Investment in Unconsolidated Companies
As of June 30, 2005
(dollars in thousands)
Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total

Real estate, net	$2,083,503	$1,146,447	$104,297
Cash	69,561	38,819	58,885
Restricted Cash	55,640	70,066	218
Other assets	145,147	142,593	12,773
Total assets	$2,353,851	$1,397,925	$176,173

Notes payable	$1,336,643	$770,237	$95,000
Notes payable to Crescent	—	7,776	—
Other liabilities	90,744	100,160	28,424
Preferred Membership Units	—	—	102,104
Equity	926,464	519,752	(49,355)
Total liabilities and equity	$2,353,851	$1,397,925	$176,173

Company’s share of unconsolidated debt	$371,967	$244,165	$45,600	$—	$661,732

Company’s investments in unconsolidated companies	$181,531	$169,166	$6,547	$34,005	$391,249

Balance Sheet as of June 30, 2005 includes the following:

•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

		Square		Date of
(1) Partner	Building	Footage	CEI ownership	Partnership
JPMorgan/GE Pension Affiliates
	The Crescent	1,299,522	23.85%	11/10/2004
	Houston Center	2,960,544	23.85%	11/10/2004
	Post Oak Central	1,279,759	23.85%	11/10/2004
	Fulbright Tower	1,247,061	23.85%	2/24/2005

JPMorgan Affiliate
	Five Houston Center	580,875	25.00%	6/4/2001
	Miami Center	782,211	40.00%	9/25/2002
	BriarLake Plaza	502,410	30.00%	10/8/2003
	Fountain Place	1,200,266	23.85%	11/23/2004
	Trammell Crow Center	1,128,331	23.85%	11/23/2004

GE Pension Affiliate
	Bank One Tower	389,503	20.00%	7/30/2001
	Four Westlake Park	561,065	20.00%	7/30/2001
	Three Westlake Park	414,792	20.00%	8/21/2002
	Five Post Oak Park	567,396	30.00%	12/20/2002

Trizec Properties, Inc.
	Bank One Center	1,530,957	50.00%	10/22/1997

Hines Crescent Irvine Associates, L.P. (a)
	Von Karman Development	N/A	40.00%	6/9/2005

Metzler US Real Estate Fund, L.P.
	One Buckhead Plaza	461,669	35.00%	6/29/2005

Total Square Footage in Unconsolidated Joint Ventures		14,906,361	27.86%

(a)	To be developed as an office property. See page 15 for further detail.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Investment in Unconsolidated Companies
As of June 30, 2005
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended June 30, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Total Revenues	$82,374	$178,892	$35,040
Operating Expense	40,310	145,937	30,103

Net Operating Income	42,064	32,955	4,937

Interest Expense	16,551	13,380	1,468
Depreciation and amortization	18,653	19,007	2,691
Preferred dividends	—	—	3,044
Taxes and Other (income) expense	(168)	468	(86)

Total Expenses	35,036	32,855	7,117

Net income	7,028	100	(2,180)
Items to reconcile to FFO	18,680	14,140	2,217

Funds From Operations	$25,708	$14,240	$37

Company’s equity in net income (loss) of unconsolidated companies	$3,355	$(1,211)	$(645)	$4,642	$6,141

Company’s share of FFO	$8,311	$3,343	$354	$5,589	$17,597

	For the six months ended June 30, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Total Revenues	$166,253	$360,117	$68,122
Operating Expense	79,174	293,745	54,706

Net Operating Income	87,079	66,372	13,416

Interest Expense	32,494	26,640	2,612
Depreciation and amortization	37,736	37,377	4,908
Preferred dividends	—	—	5,897
Taxes and Other (income) expense	(168)	1,136	379

Total Expenses	70,062	65,153	13,796

Net income	17,017	1,219	(380)
Items to reconcile to FFO	37,055	28,791	4,109

Funds From Operations	$54,072	$30,010	$3,729

Company’s equity in net income (loss) of unconsolidated companies	$6,685	$(2,342)	$760	$10,953	$16,056

Company’s share of FFO	$16,764	$6,857	$2,569	$10,505	$36,695

Summary Statement of Operations for the three months ended June 30, 2005, includes the following:
•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center LLC, Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, Crescent Big Tex I L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P. Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust

Note: In connection with the dissolution of the Vornado Crescent Portland Partnership, the Company agreed to pay Vornado Realty L.P. an annual management fee of $4,548. The Company’s share of equity in net income (loss) and FFO for Temperature-Controlled Logistics includes management fees payable to Vornado Realty L.P. totaling $1,137 in each the first and second quarters 2005.

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

PORTFOLIO DATA
Office
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Office Portfolio Composition
As of June 30, 2005
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	4.2	2.2	1.2	1.0	1.0	2.6	16.6
Joint Ventured	8.1	5.2	—	0.8	0.8	0.1	0.4	15.4

Total Office Portfolio SF	12.5	9.4	2.2	2.0	1.8	1.1	3.0	32.0
Crescent’s Share	6.3	5.8	2.2	1.5	1.3	1.1	2.8	21.0
CBD vs. Suburban

(1)   Includes Ft. Worth, Colorado Springs, Phoenix, San Diego, Irvine, Atlanta, and Seattle.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Property Table (1)
As of June 30, 2005

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage(1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	79.8%		$22.15	50%
The Cresent	2	Uptown/Turtle Creek	1985	1,299,522	92.5		32.98	24%
Fountain Place	1	CBD	1986	1,200,266	95.2		21.36	24%
Trammell Crow Center	1	CBD	1984	1,128,331	94.0		24.76	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	82.4		16.91	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	71.4		19.85	100%
Waterside Commons	1	Las Colinas	1986	458,906	71.0		17.30	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	82.6	(3)	20.62	100%
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100.0		15.66	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	78.8		19.79	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	95.1		20.66	100%
Palisades Central II	1	Richardson	1985	237,731	92.9		20.00	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	41.4	(3)	17.09	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0		23.66	100%
Palisades Central I	1	Richardson	1980	180,503	72.8		17.17	100%
Greenway II	1	Richardson	1985	154,329	100.0		16.94	100%
Greenway I & IA	2	Richardson	1983	146,704	58.4		15.22	100%

Subtotal/Weighted Average	19			9,357,944	85.4%		$22.55	62%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	97.9%		$18.19	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	89.4%		$20.78	100%
Houston Center	4	CBD	1974-1983	2,960,544	87.6		20.70	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	92.9		20.60	24%
Five Houston Center	1	CBD	2002	580,875	94.9		30.39	25%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	82.6		18.32	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.6		22.42	20%
BriarLake Plaza	1	Westchase	2000	502,410	96.7		24.54	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	100.0		22.41	20%

Subtotal/Weighted Average	22			11,214,893	90.5%		$21.49	54%

Austin
816 Congress	1	CBD	1984	433,024	56.8	%(3)	$19.80	100%
301 Congress Avenue	1	CBD	1986	418,338	54.1		21.81	50%
Bank One Tower	1	CBD	1974	389,503	57.4	(3)	24.33	20%
Austin Centre	1	CBD	1986	343,664	78.3		19.43	100%
The Avallon	3	Northwest	1993/1997	318,217	85.2		17.88	100%

Subtotal/Weighted Average	7			1,902,746	65.0%		$20.50	73%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	90.5%		$20.02	100%
707 17th Street	1	CBD	1982	550,805	90.0		20.71	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	90.4		19.92	100%
55 Madison	1	Cherry Creek	1982	137,176	91.7		19.05	100%
The Citadel	1	Cherry Creek	1987	130,652	93.0		25.07	100%
44 Cook	1	Cherry Creek	1984	124,174	63.2		18.99	100%

Subtotal/Weighted Average	6			1,928,069	88.8%		$20.43	100%

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	49.7%		$17.74	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Property Table (1)
As of June 30, 2005
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage (1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	95.3%		$30.81	40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	92.3		26.72	100%
The BAC — Colonnade Building	1	Coral Gables	1989	216,115	90.9		32.39	100%
The Alhambra	2	Coral Gables	1961/1987	317,566	86.0		31.51	100%

Subtotal/Weighted Average	6			1,792,304	92.3%		$30.03	74%

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	86.6%		$24.16	100%

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	79.7%		$29.54	100%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	88.1	% (3)	$28.07	100%

Nevada
Las Vegas
Hughes Center (4)	8	Central East	1986 - 1999	1,110,890	97.6%		$31.64	98%

Washington
Seattle
Exchange Building (5)	1	CBD	1929/2001	295,525	91.4	%(3)	$25.29	100%

Total Office Portfolio Excluding Properties Held for Sale and Properties not Stabilized	74			29,740,200	87.3	% (3)	$22.74 (6)	67%

PROPERTIES HELD FOR SALE
Texas
Austin
Barton Oaks Plaza One	1	Southwest	1986	98,955	80.2%		$22.10	100%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (7)	1	CBD	1982	1,247,061	57.1%		$19.76	24%

Colorado
Denver
Peakview Tower (7)	1	Greenwood Village	2001	264,149	87.4%		$23.85	100%

Georgia
Atlanta
One Live Oak (7)	1	Buckhead	1981	201,488	71.0%		$22.58	100%
One Buckhead Plaza (7)	1	Buckhead	1987	461,669	88.2%		28.12	35%

Subtotal/Weighted Average	2			663,157	83.0%		$26.69	55%

Total Office Portfolio	79			32,013,522				66%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Property Table (1)
As of June 30, 2005
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of June 30, 2005, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	Leases have been executed at certain Office Properties but had not commenced as of June 30, 2005. If such leases had commenced as of June 30, 2005, the percent leased for Office Properties would have been 89.2%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 125 E. John Carpenter Freeway — 87.9%, 3333 Lee Parkway — 67.7%, 816 Congress — 66.4%, Bank One Tower — 66.4%, Dupont Centre — 96.2% and Exchange Building — 96.6%.

(4)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(5)	The Exchange Building stabilized as of June 30, 2005.

(6)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of June 30, 2005, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.23.

(7)	Property statistics exclude Fulbright Tower (formerly known as 1301 McKinney Street — acquired December 2004), Peakview Tower (acquired December 2004), One Live Oak (acquired December 2004), and One Buckhead Plaza (acquired April 2005). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Leasing Statistics
As of June 30, 2005
Signed Renewal/Released Activity(1)

	For the three months ended June 30, 2005
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	752,141	752,141	N/A
Weighted Average Full Service Rental Rate PSF (3)	$24.68	$24.99	(1%)
NOI Net Effective Rental Rate PSF (4)	$14.05	$14.36	(2%)

	For the six months ended June 30, 2005
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	1,147,327	1,147,327	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.98	$24.34	(2%)
NOI Net Effective Rental Rate PSF (4)	$13.51	$13.87	(3%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Same Store Analysis (1)
As of June 30, 2005
(dollars in millions)

	For the three months ended June 30,
	2005		2004	% Change
Same-Store Revenues (2)	$143.8		$144.3		(0.4%)
Same-Store Expenses	$70.9		$69.3		(2.2%)

Total Operating Income	$72.9		$75.0		(2.8%)

GAAP Rent Adjustments	($2.0)		($3.8)		47.4%

Total Operating Income — Cash Basis	$70.9		$71.2		(0.5%)

QTD Average Occupancy	87.0%		86.4%	0.6	pts
Same-Store Square Footage	28.0	M
Number of Properties	64

	For the six months ended June 30,
	2005		2004	% Change
Same-Store Revenues (2)	$288.4		$289.7		(0.5%)
Same-Store Expenses	$139.8		$139.3		(0.3%)

Total Operating Income	$148.6		$150.4		(1.2%)

GAAP Rent Adjustments	($4.7)		($7.6)		38.2%

Total Operating Income — Cash Basis	$143.9		$142.8		0.8%

YTD Average Occupancy	87.4%		86.1%	1.3	pts
Same-Store Square Footage	28.0	M
Number of Properties	64

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Capital Expenditures
As of June 30, 2005
Capitalized Property Improvements

	YTD	Q2	Q1	Q4	Q3	Q2
Total Office Portfolio	2005	2005	2005	2004	2004	2004
Recurring Property Improvements

$(in thousands)	$3,940	$3,003	$937	$4,719	$2,629	$2,196
$ Per Square Foot	$0.12	$0.09	$0.03	$0.16	$0.09	$0.07

Non-Recurring Property Improvements (1)

$(in thousands)	$3,905	$2,719	$1,186	$5,524	$1,857	$1,242
$ Per Square Foot	$0.12	$0.09	$0.04	$0.18	$0.06	$0.04

Total Property Improvements (2)

$(in thousands)	$7,845	$5,722	$2,123	$10,243	$4,485	$3,438
$ Per Square Foot	$0.24	$0.18	$0.07	$0.34	$0.15	$0.11

Crescent’s Pro Rata Share

Recurring Property Improvements

$(in thousands)	$2,993	$2,259	$734	$3,403	$2,516	$1,916
$ Per Square Foot	$0.14	$0.11	$0.03	$0.15	$0.10	$0.07

Non-Recurring Property Improvements (1)

$(in thousands)	$2,164	$1,566	$598	$3,558	$1,450	$872
$ Per Square Foot	$0.10	$0.07	$0.03	$0.15	$0.06	$0.03

Total Property Improvements

$(in thousands)	$5,157	$3,825	$1,332	$6,961	$3,966	$2,788
$ Per Square Foot	$0.24	$0.18	$0.06	$0.30	$0.16	$0.10
Tenant Improvements and Leasing Costs

	YTD	Q2	Q1	Q4	Q3	Q2
Total Office Portfolio	2005	2005	2005	2004	2004	2004
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	1,147,327	752,141	395,186	978,817	1,059,631	508,727

Tenant Improvement Costs Per Square Foot Leased	$11.56	$12.82	$9.14	$14.17	$13.47	$11.21
Leasing Costs Per Square Foot Leased	$7.64	$9.07	$4.92	$7.34	$10.25	$7.02

Total Per Square Foot	$19.20	$21.89	$14.06	$21.51	$23.72	$18.23

Average Lease Term (in years)	6.0	6.8	4.6	7.2	9.3	6.0

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.93	$1.89	$1.99	$1.97	$1.45	$1.87
Leasing Costs Per Square Foot Leased Per Year	$1.27	$1.33	$1.07	$1.02	$1.10	$1.17

Total Per Square Foot Per Year	$3.20	$3.22	$3.06	$2.99	$2.55	$3.04

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	866,580	445,335	421,245	478,724	582,254	296,509

Tenant Improvement Costs Per Square Foot Leased	$17.02	$16.42	$17.66	$20.49	$19.90	$16.87
Leasing Costs Per Square Foot Leased	$7.43	$7.24	$7.64	$8.72	$9.02	$7.24

Total Per Square Foot	$24.45	$23.66	$25.30	$29.21	$28.92	$24.11

Average Lease Term (in years)	6.1	5.9	6.3	7.3	7.2	5.8

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.79	$2.78	$2.80	$2.81	$2.76	$2.91
Leasing Costs Per Square Foot Leased Per Year	$1.22	$1.23	$1.21	$1.19	$1.26	$1.25

Total Per Square Foot Per Year	$4.01	$4.01	$4.01	$4.00	$4.02	$4.16

Total Tenant Improvements and Leasing Costs: (5)
Total Leased Square Footage	2,013,907	1,197,476	816,431	1,457,541	1,641,885	805,236

Tenant Improvements Cost Per Square Foot Leased	$13.91	$14.16	$13.54	$16.25	$15.75	$13.29
Leasing Costs Per Square Foot Leased	$7.55	$8.39	$6.32	$7.79	$9.81	$7.10

Total Per Square Foot	$21.46	$22.55	$19.86	$24.04	$25.56	$20.39

Average Lease Term (in years)	6.1	6.5	5.5	7.2	8.6	5.9

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.28	$2.18	$2.46	$2.26	$1.83	$2.25
Leasing Costs Per Square Foot Leased Per Year	$1.24	$1.29	$1.15	$1.08	$1.14	$1.21

Total Per Square Foot Per Year	$3.52	$3.47	$3.61	$3.34	$2.97	$3.46

Crescent’s Pro Rata Share
Total Leased Square Footage	1,432,342	851,890	580,452	1,100,567	1,510,463	685,308

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.33	$2.27	$2.46	$2.14	$1.77	$2.35
Leasing Costs Per Square Foot Leased Per Year	$1.18	$1.25	$1.05	$1.06	$1.14	$1.19

Total Per Square Foot Per Year	$3.51	$3.52	$3.51	$3.20	$2.91	$3.54

Average Lease Term (in years)	5.7	6.0	5.2	6.7	8.8	6.0

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Top 25 Customers
As of June 30, 2005

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
El Paso Energy (4)	Energy	888,000	3.4%	$22.8	$22.8	5.5%
GSA (5)	Government	747,000	2.9%	$15.4	$12.1	2.9%
BP Amoco Corporation	Energy	570,000	2.2%	$13.1	$2.6	0.6%
Bank One, NA	Financial Services	499,000	1.9%	$13.3	$5.5	1.3%
AIM Management Group, Inc.	Financial Services	483,000	1.9%	$9.6	$9.3	2.3%
Carter & Burgess, Inc.	Professional Services	416,000	1.6%	$7.7	$7.7	1.9%
Lyondell Chemical Company	Manufacturing	367,000	1.4%	$7.5	$1.8	0.4%
Occidental Oil and Gas Corporation	Energy	343,000	1.3%	$7.0	$7.0	1.7%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$8.0	$1.9	0.5%
Exxon Mobil Corporation	Energy	327,000	1.3%	$6.4	$4.7	1.1%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.2%	$5.0	$5.0	1.2%
Apache Corporation	Energy	310,000	1.2%	$6.0	$1.4	0.3%
Jenkens and Gilchrist, P.C.	Professional Services	260,000	1.0%	$6.9	$1.7	0.4%
Stewart Information Services	Financial Services	253,000	1.0%	$6.1	$1.4	0.3%
Shell Oil Company	Energy	231,000	0.9%	$4.6	$1.1	0.3%
Sprint Communications Company	Telecommunications	214,000	0.8%	$3.7	$3.7	0.9%
PricewaterhouseCoopers	Professional Services	209,000	0.8%	$5.0	$1.3	0.3%
CompUSA	Retail	208,000	0.8%	$4.9	$4.9	1.2%
BMC Software, Inc.	Technology	203,000	0.8%	$3.9	$3.9	0.9%
Conoco Phillips Company	Energy	200,000	0.8%	$4.6	$0.9	0.2%
Amegy Bank, N.A.	Financial Services	187,000	0.7%	$3.2	$0.8	0.2%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$3.1	$3.1	0.8%
First Trust Corporation	Professional Services	167,000	0.6%	$2.6	$2.6	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.6%	$3.6	$3.6	0.9%
Aetna Life Insurance Corp	Financial Services	163,000	0.6%	$2.7	$2.7	0.7%

		8,235,000	31.7%	$176.7	$113.5	27.4%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 373,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Subsequent to June 30, 2005, Crescent finalized an agreement to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007.

(5)	GSA Government occupies an additional 44,000 square feet at properties which are currently not stabilized.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Customer Industry Diversification
As of June 30, 2005
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Total Office Portfolio

	Square		Square			Crescent's		% of	Annual
	Footage of		Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	(After	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)	Leases (2)	Renewals) (1)		Expiring	Renewals)	Leases (3)	Expiring	Rent (3)	Leases
2005	2,416,796 (4)	(1,147,198)	1,269,598	(4) (5)	5.0%	832,686	$27,602,848	4.7%	$21.74	298
2006	2,618,402	(283,909)	2,334,493	(6)	9.1	1,432,259	57,059,177	9.8	24.44	310
2007	2,772,092	28,827	2,800,919		11.0	2,042,499	63,394,253	10.9	22.63	273
2008	2,003,061	(13,856)	1,989,205	(7)	7.8	1,519,988	45,144,914	7.8	22.69	258
2009	2,510,978	57,694	2,568,672		10.0	1,687,193	59,564,140	10.2	23.19	228
2010	2,522,206	422,856	2,945,062	(7)	11.5	1,608,351	68,737,910	11.8	23.34	209
2011	1,389,014	75,855	1,464,869	(7)	5.7	1,053,950	34,865,638	6.0	23.80	79
2012	1,319,209	92,720	1,411,929		5.5	942,769	35,073,776	6.0	24.84	66
2013	1,532,590	21,165	1,553,755		6.1	1,072,381	34,532,383	5.9	22.23	46
2014	2,835,695	124,474	2,960,169		11.6	2,043,736	60,895,027	10.5	20.57	48
2015 and thereafter	3,655,217	621,372	4,276,589	(7)	16.7	2,714,984	94,673,183	16.4	22.14	89

Total	25,575,260	—	25,575,260	(8)	100.0%	16,950,796	$581,543,249	100.0%	$22.74	1,904

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Excludes properties held for sale.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005 leases totaling 1,651,218 square feet (including renewals of 1,147,198 square feet and new leases of 504,020 square feet) have been signed and will commence during 2005. These signed leases represent approximately 68% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 823,777 Q4: 445,821.

(6)	Expirations by quarter are as follows: Q1: 690,844 Q2: 458,605 Q3: 453,600 Q4: 731,444.

(7)	Subsequent to June 30, 2005, Crescent finalized an agreement to terminate El Paso Energy’s leases totaling 888,000 square feet effective December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Original expirations were as follows: 37,000 sf in 2008, 24,000 sf in 2010, 199,000 sf in 2011, and 628,000 sf in 2015.

(8)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	25,575,260
Non-revenue Generating Space:	378,726

Total Occupied Office SF:	25,953,986
Total Vacant SF:	3,786,214

Total Stabilized Office NRA:	29,740,200

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Dallas Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)	Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	1,112,871 (4)	(650,702)	462,169	(4) (5)	5.8%	$9,201,185	5.2%	$19.91	78
2006	615,838	8,920	624,758	(6)	7.9	15,120,575	8.5	24.20	60
2007	716,790	91,404	808,194		10.2	18,050,062	10.2	22.33	51
2008	488,970	(8,992)	479,978		6.1	10,734,575	6.0	22.36	61
2009	436,659	20,386	457,045		5.8	12,048,668	6.8	26.36	44
2010	838,534	203,260	1,041,794		13.2	25,481,954	14.3	24.46	53
2011	439,292	1,493	440,785		5.6	10,229,229	5.8	23.21	18
2012	330,618	12,113	342,731		4.3	7,090,080	4.0	20.69	22
2013	366,412	36,521	402,933		5.1	9,068,107	5.1	22.51	13
2014	743,673	—	743,673		9.4	16,109,974	9.1	21.66	15
2015 and thereafter	1,826,009	285,597	2,111,606		26.6	44,717,987	25.0	21.18	29

Total	7,915,666	—	7,915,666		100.0%	$177,852,396	100.0%	$22.47	444

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 796,463 square feet (including renewals of 657,193 square feet and new leases of 139,270 square feet) have been signed and will commence during 2005. These signed leases represent approximately 71% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 317,924 Q4: 144,245.

(6)	Expirations by quarter are as follows: Q1: 270,912 Q2: 165,593 Q3: 144,615 Q4: 43,638.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Houston Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	613,816 (4)	(185,822)	427,994	(4) (5)	4.3%	$8,308,730	3.9%	$19.41	113
2006	1,146,793	(250,775)	896,018	(6)	8.9	18,979,261	8.8	21.18	104
2007	1,177,116	(56,458)	1,120,658		11.2	23,288,767	10.8	20.78	87
2008	935,953	(11,240)	924,713	(7)	9.2	18,680,688	8.7	20.20	87
2009	998,936	6,574	1,005,510		10.0	19,817,148	9.2	19.71	71
2010	1,001,716	149,024	1,150,740	(7)	11.5	24,203,086	11.3	21.03	75
2011	611,344	46,679	658,023	(7)	6.6	14,225,511	6.6	21.62	28
2012	592,134	30,528	622,662		6.2	15,677,699	7.3	25.18	21
2013	476,840	—	476,840		4.8	11,696,373	5.4	24.53	12
2014	1,295,729	51,264	1,346,993		13.4	26,866,032	12.5	19.95	14
2015 and thereafter	1,183,448	220,226	1,403,674	(7)	13.9	33,179,468	15.5	23.64	24

Total	10,033,825	—	10,033,825		100.0%	$214,922,763	100.0%	$21.42	636

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 348,812 square feet (including renewals of 185,822 square feet and new leases of 162,990 square feet) have been signed and will commence during 2005. These signed leases represent approximately 57% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 275,072 Q4: 152,922.

(6)	Expirations by quarter are as follows: Q1: 147,977 Q2: 130,609 Q3: 128,693 Q4: 488,739.

(7)	Subsequent to June 30, 2005, Crescent finalized an agreement to terminate El Paso Energy’s leases totaling 888,000 square feet effective December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Original expirations were as follows: 37,000 sf in 2008, 24,000 sf in 2010, 199,000 sf in 2011, and 628,000 sf in 2015.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Austin Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	117,046 (4)	(61,667)	55,379	(4) (5)	4.7%	$1,214,198	5.0%	$21.93	20
2006	121,128	(8,667)	112,461	(6)	9.5	3,185,531	13.2	28.33	18
2007	84,037	—	84,037		7.1	2,006,471	8.3	23.88	18
2008	85,396	—	85,396		7.2	1,648,566	6.8	19.30	19
2009	157,058	—	157,058		13.3	3,304,877	13.7	21.04	17
2010	176,391	5,902	182,293		15.5	3,055,443	12.7	16.76	24
2011	18,344	8,667	27,011		2.3	480,734	2.0	17.80	4
2012	10,065	12,104	22,169		1.9	402,777	1.7	18.17	3
2013	11,604	—	11,604		1.0	267,635	1.1	23.06	1
2014	241,570	—	241,570		20.5	4,802,079	19.9	19.88	4
2015 and thereafter	157,013	43,661	200,674		17.0	3,775,151	15.6	18.81	15

Total	1,179,652	—	1,179,652		100.0%	$24,143,462	100.0%	$20.47	143

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Excludes properties held for sale.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 124,684 square feet (including renewals of 61,667 square feet and new leases of 63,017 square feet) have been signed and will commence during 2005. These signed leases exceed the gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 37,556 Q4: 17,823.

(6)	Expirations by quarter are as follows: Q1: 82,544 Q2: 14,820 Q3: 2,519 Q4: 12,578.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Denver Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	24,597 (4)	(3,457)	21,140	(4) (5)	1.2%	$447,668	1.3%	$21.18	10
2006	103,438	(19,269)	84,169	(6)	5.0	2,187,398	6.3	25.99	18
2007	139,162	(12,864)	126,298		7.4	2,764,758	8.0	21.89	22
2008	110,907	(618)	110,289		6.5	2,227,722	6.4	20.20	18
2009	314,655	(8,999)	305,656		18.0	6,563,236	18.9	21.47	25
2010	150,222	5,715	155,937		9.2	3,386,598	9.7	21.72	9
2011	46,929	2,036	48,965		2.9	953,628	2.7	19.48	5
2012	116,865	37,456	154,321		9.1	3,440,465	9.9	22.29	7
2013	132,341	(73,210)	59,131		3.5	1,163,261	3.3	19.67	6
2014	344,885	73,210	418,095		24.6	8,013,314	23.0	19.17	4
2015 and thereafter	216,552	—	216,552		12.6	3,632,590	10.5	16.77	8

Total	1,700,553	—	1,700,553		100.0%	$34,780,638	100.0%	$20.45	132

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 32,159 square feet (including renewals of 3,457 square feet and new leases of 28,702 square feet) have been signed and will commence during 2005. These signed leases exceed the gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 20,305 Q4: 835.

(6)	Expirations by quarter are as follows: Q1: 31,154 Q2: 19,660 Q3: 21,388 Q4: 11,967.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Miami Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent(3)	Leases
2005	220,112 (4)	(111,526)	108,586	(4) (5)	6.6%	$2,914,783	5.8%	$26.84	38
2006	175,612	9,246	184,858	(6)	11.3	5,549,361	11.0	30.02	42
2007	185,316	(16,253)	169,063		10.3	4,915,291	9.8	29.07	37
2008	131,219	17,611	148,830		9.1	4,730,758	9.4	31.79	33
2009	327,309	459	327,768		20.0	9,626,691	19.2	29.37	35
2010	229,864	28,575	258,439		15.7	8,066,000	16.0	31.21	20
2011	82,608	—	82,608		5.0	2,848,037	5.7	34.48	4
2012	152,462	—	152,462		9.3	5,248,194	10.4	34.42	7
2013	47,684	—	47,684		2.9	1,561,514	3.1	32.75	4
2014	36,952	—	36,952		2.3	1,059,382	2.1	28.67	2
2015 and thereafter	53,397	71,888	125,285		7.5	3,753,667	7.5	29.96	7

Total	1,642,535	—	1,642,535		100.0%	$50,273,678	100.0%	$30.61	229

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 146,071 square feet (including renewals of 111,526 square feet and new leases of 34,545 square feet) have been signed and will commence during 2005. These signed leases represent approximately 66% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 91,417 Q4: 17,169.

(6)	Expirations by quarter are as follows: Q1: 34,053 Q2: 27,405 Q3: 28,791 Q4: 94,609.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Las Vegas Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	200,929 (4)	(79,899)	121,030	(4) (5)	11.2%	$3,816,114	11.0%	$31.53	11
2006	199,296	30,020	229,316	(6)	21.2	7,212,480	20.9	31.45	34
2007	117,725	2,804	120,529		11.2	3,614,894	10.5	29.99	26
2008	172,218	5,007	177,225		16.4	5,531,872	16.0	31.21	23
2009	118,775	2,452	121,227		11.2	3,957,146	11.5	32.64	15
2010	70,689	14,769	85,458		7.9	2,767,070	8.0	32.38	12
2011	95,824	16,980	112,804		10.4	4,012,752	11.6	35.57	7
2012	26,134	—	26,134		2.4	853,396	2.5	32.65	2
2013	19,580	7,867	27,447		2.5	930,444	2.7	33.90	3
2014	19,295	—	19,295		1.8	599,927	1.7	31.09	2
2015 and thereafter	40,231	—	40,231		3.8	1,270,541	3.6	31.58	1

Total	1,080,696	—	1,080,696		100.0%	$34,566,636	100.0%	$31.99	136

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005, leases totaling 98,852 square feet (including renewals of 79,899 square feet and new leases of 18,953 square feet) have been signed and will commence during 2005. These signed leases represent approximately 49% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 26,983 Q4: 94,047.

(6)	Expirations by quarter are as follows: Q1: 37,427 Q2: 44,197 Q3: 84,460 Q4: 63,232.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Total Office Portfolio — Lease Expirations
As of June 30, 2005
Other Office Properties

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)	Leases (2)	Renewals)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	127,425 (4)	(54,125)	73,300	(4) (5)	3.6%	$1,700,170	3.8%	$23.19	28
2006	256,297	(53,384)	202,913	(6)	10.0	4,824,571	10.7	23.78	34
2007	351,946	20,194	372,140		18.4	8,754,010	19.5	23.52	32
2008	78,398	(15,624)	62,774		3.1	1,590,733	3.5	25.34	17
2009	157,586	36,822	194,408		9.6	4,246,374	9.4	21.84	21
2010	54,790	15,611	70,401		3.5	1,777,759	4.0	25.25	16
2011	94,673	—	94,673		4.7	2,115,747	4.7	22.35	13
2012	90,931	519	91,450		4.5	2,361,165	5.3	25.82	4
2013	478,129	49,987	528,116		26.1	9,845,049	21.9	18.64	7
2014	153,591	—	153,591		7.6	3,444,319	7.7	22.43	7
2015 and thereafter	178,567	—	178,567		8.9	4,343,779	9.5	24.33	5

Total	2,022,333	—	2,022,333		100.0%	$45,003,676	100.0%	$22.25	184

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, San Diego, Irvine, Seattle and Atlanta.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2005 leases totaling 104,177 square feet (including renewals of 47,634 square feet and new leases of 56,543 square feet) have been signed and will commence during 2005. These signed leases represent approximately 86% of gross square footage expiring during the remainder of 2005.

(5)	Expirations by quarter are as follows: Q3: 54,520 Q4: 18,780.

(6)	Expirations by quarter are as follows: Q1: 86,777 Q2: 56,321 Q3: 43,134 Q4: 16,681.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Statistics
As of June 30, 2005
(dollars in thousands)
Crescent Resort Development

	For the three months ended June 30,
	2005	2004
Resort Residential Lot Sales	94	92
Resort Residential Unit Sales:
Townhome Sales	0	1
Condominium Sales	51	3
Resort Residential Equivalent Timeshare Unit Sales	3.69	2.87
Average Sales Price per Resort Residential Lot	$74	$95
Average Sales Price per Resort Residential Unit	$741	$1,495

	For the six months ended June 30,
	2005	2004
Resort Residential Lot Sales	217	119
Resort Residential Unit Sales:
Townhome Sales	0	3
Condominium Sales	55	8
Resort Residential Equivalent Timeshare Unit Sales	6.46	3.42
Average Sales Price per Resort Residential Lot	$62	$121
Average Sales Price per Resort Residential Unit	$889	$1,254
Desert Mountain

	For the three months ended June 30,
	2005	2004
Resort Residential Lot Sales	22	23
Average Sales Price per Lot (1)	$1,014	$683

	For the six months ended June 30,
	2005	2004
Resort Residential Lot Sales	31	39
Average Sales Price per Lot (1)	$1,039	$792

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Resort Residential Development Property Table
As of June 30, 2005
(dollars in thousands)\

					Entire Project									2005 Guidance and Actual Results
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected				Expected	Closed
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Closed	Remaining	Pre-Sold	Average	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres	Acres	Acres (4)	Price [A]	Price

Desert Mountain Development Corporation Desert Mountain (5)	Scottsdale, AZ	93%		SF, TH B	5	2,481	2,390	91	62	5%	29	$564	$1,297	42	31	11	4	$1,063	$1,039

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (6)	CO S	1	100	0	100	100	73%	0	N/A	$1,420	100	0	100	99	$1,420	$—
Big Horn and Catamount	Lake Tahoe, CA	13%/57	% (6)	CO S	2	113	0	113	113	9%	0	N/A	$1,430	0	0	0	59	—	$—
Identified Future Projects	Lake Tahoe, CA	13%/57	% (6)	TH, CO S	3	137	0	137	0	0%	0	N/A	$1,840	0	0	0	0	—	$—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57	% (6)	CO, TH, TS S	12	1,450	0	1,450	0	0%	0	N/A	$1,980	0	0	0	0	$—	$—
Old Greenwood
Lots	Lake Tahoe, CA	13%/71%		SF B	1	100	96	4	0	N/A	4	$330	$700	4	0	4	3	$700	$—
Units	Lake Tahoe, CA	13%/71%		THB	3	19	0	19	0	N/A	0	N/A	$1,290	0	0	0	0	$—	—
Fractional Units	Lake Tahoe, CA	13%/71%		TS S	7	146	18.6	127.4	30.0	8%	5.1	$1,960	$1,870	16.3	5.7	10.6	5.0	$1,915	$2,150
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%		SF B	4	445	101	344	195	20%	0	$270	$420	120	0	120	115	$375	$—
Units	Lake Tahoe, CA	13%/71%		COB	2	89	0	89	0	N/A	0	N/A	$400	0	0	0	0	$—	$—

Denver Development
Creekside I at Riverfront Park	Denver, CO	12%/64%		CO P	0	40	40	0	0	N/A	0	$340	N/A	1	1	0	1	$390	$390
Creekside II at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	27	13	0	N/A	13	$370	$420	40	27	13	5	$385	$370
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	0	23	23	81%	0	N/A	$760	23	0	23	16	$765	$—
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	1	16	0	16	16	74%	0	N/A	$1,740	16	0	16	8	$1,740	$—
Delgany	Denver, CO	12%/64%		CO P	1	42	22	20	0	0%	20	$670	$730	42	22	20	4	$695	$670
Identified Future Projects	Denver, CO	12%/64%		CO,TH P	4	229	0	229	0	N/A	0	N/A	$660	0	0	0	0	$—	$—
Downtown Acreage	Denver, CO	12%/64%		ACR	6	21.6	10.8	10.7	0.0	N/A	10.7	$1,980	$3,830	0.0	0.0	0.0	0.0	$—	$—

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		CO S	1	30	29	1	0	0%	1	$2,290	$3,490	6	5	1	1	$3,330	$3,290
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	0	40	40	79%	0	N/A	$2,430	40	0	40	38	$2,430	$—
Eagle Ranch	Eagle, CO	12%/60%		SF P	3	1,431	945	486	97	85%	92	$80	$120	343	154	189	76	$70	$55
Main Street Station Vacation Club	Breckenridge, CO	12%/30	% (6)	TS S	3	42.0	29.1	12.9	0.0	N/A	12.9	$1,200	$1,050	4.7	0.8	3.9	0.3	$1,040	$1,220
Riverbend	Charlotte, NC	12%/60%		SF P	3	629	416	213	0	N/A	63	$30	$40	75	23	52	35	$35	$30
Three Peaks	Silverthorne, CO	12%/30	% (6)	SF S	3	326	257	69	0	N/A	69	$200	$240	62	40	22	0	$120	$110
Village Walk	Beaver Creek, CO	12%/64%		TH B	3	26	0	26	26	1%	0	N/A	$5,200	0	0	0	18	$—	$—
Identified Future Projects	Colorado	12%/64%		CO,TH S	7	439	0	439	0	N/A	0	N/A	$950	0	0	0	0	$—	$—

Houston Area Development Corp.
Falcon Point	Houston, TX	98%		SF P	1	527	527	0	0	N/A	0	$40	N/A	18	18	0	0	$38	$38
Spring Lakes	Houston, TX	98%		SF P	2	497	446	51	0	N/A	18	$34	$44	41	23	18	0	$44	$44

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%		CO P	3	70	0	70	70	5%	0	N/A	$1,870	0	0	0	55	$—	$—
     [A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to June 30, 2005 or under contract as of July 25, 2005. The Residences at the Ritz-Carlton include 6 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of June 30, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Resort Residential Development Net Equity Book Value by Project
As of June 30, 2005
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments

Assets	$352,700	$93,100	$138,700	$584,500	$227,200	$110,000	$921,700

Property Level Financing	(60,800)	(33,700)	(27,900)	(122,400)	(4,700)	(13,100)	(140,200)

Other Liabilities	(73,300)	(10,600)	(29,900)	(113,800)	(91,600)	(42,800)	(248,200)

Minority Interest	(2,600)	(1,000)	(11,600)	(15,200)	(16,700)	(700)	(32,600)

Net Equity Book Value	$216,000	$47,800	$69,300	$333,100	$114,200	$53,400	$500,700

Club and Operating Assets, net (1)	$48,600	$6,000	$600	$55,200	$112,900	$18,600	$186,700
Net Equity in Development Real Estate	$167,400	$41,800	$68,700	$277,900	$1,300	$34,800	$314,000

(1)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Resort Residential Development
Fourth Quarter 2004 Disclosure
Resort Residential Development Property Table, Performance, Net Present Valuation and Net
Equity Book Value by Project schedules were provided in the Fourth Quarter 2004 Supplemental
Operating and Financial Data. These schedules are included in the following section as a reference for your convenience. These schedules have not been updated since December 31, 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Resort Residential Development Property Table
As of December 31, 2004
(dollars in thousands)

					Entire Project									2005 Guidance
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected		Expected
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Pre-Sold	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres (4)	Price [A]
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SF, TH B	3	2,483	2,360	123	83	5%	36	$551	$1,150	49	6	$919

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar — Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (6)	CO S	1	100	0	100	100	40%	0	N/A	$1,410	100	92	$1,410
Northstar — Remaining Phases	Lake Tahoe, CA	13%/57	% (6)	CO, TH, TS S	12	1,700	0	1,700	92	5%	0	N/A	$1,730	0	0	—
Old Greenwood — Lots	Lake Tahoe, CA	13%/71%		SF B	1	100	96	4	0	N/A	4	$330	$795	4	0	$795
Old Greenwood — Units	Lake Tahoe, CA	13%/71%		TH, TS S	7	165	12.9	152.1	17.0	55%	4.3	$1,870	$1,884	16.3	2.8	$2,000
Gray’s Crossing	Lake Tahoe, CA	13%/71%		SF B	4	445	101	344	195	5%	0	$270	$420	120	0	$375

Denver Development
Creekside I at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	39	1	0	N/A	1	$330	$390	1	1	$390
Creekside II at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	0	40	40	64%	0	N/A	$370	40	18	$370
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	0	23	23	25%	0	N/A	$750	23	4	$750
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	1	16	0	16	16	56%	0	N/A	$1,740	16	6	$1,740
Delgany	Denver, CO	12%/64%		CO P	1	44	0	44	44	67%	0	N/A	$640	44	20	$640
Riverfront Park	Denver, CO	12%/64%		CO,TH P	4	215	0	215	0	N/A	0	N/A	$560	0	0	—
Downtown Acreage	Denver, CO	12%/64%		ACR	6	22.5	10.8	11.7	0.0	N/A	11.7	$1,980	$3,660	0.9	0.9	$1,610

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		CO S	1	30	25	5	0	0%	5	$2,200	$2,970	5	3	$2,970
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	0	40	40	40%	0	N/A	$2,380	40	34	$2,380
Eagle Ranch	Eagle, CO	12%/60%		SF P	3	1,438	791	647	210	50%	115	$80	$110	325	115	$66
Main Street Station Vacation Club	Breckenridge, CO	12%/30	% (6)	TS S	3	42	28.3	13.7	0.0	N/A	13.7	$1,200	$1,070	4.6	0.4	$1,070
Riverbend	Charlotte, NC	12%/60%		SF P	3	650	393	257	12	1%	63	$30	$40	75	32	$35
Three Peaks	Silverthorne, CO	12%/30	% (6)	SF S	3	292	217	75	0	N/A	75	$240	$270	28	4	$270
Identified Future Projects	Colorado	12%/64%		CO,TH S	4	173	0	173	0	N/A	0	N/A	$1,790	0	0	—

Houston Area Development Corp.
Falcon Point	Houston, TX	98%		SF P	1	527	509	18	0	N/A	18	$39	$39	18	0	$39
Spring Lakes	Houston, TX	98%		SF P	2	508	423	85	0	N/A	50	$34	$42	48	0	$45

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%		CO P	3	70	0	70	70	5%	0	N/A	$1,778	0	46	—

[A]	Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2004 or under contract as of February 4, 2005. The Residences at the Ritz-Carlton include 14 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.
This schedule has not been updated since fourth quarter 2004.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Performance
As of December 31, 2004
(dollars in thousands)

	History											Projection [A]
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Crescent’s Net Equity in Development Real Estate (1)	$14,000	$22,000	$37,000	$218,000	$202,000	$196,000	$241,000	$288,000	$352,000	$338,000	$347,600	$349,000	$290,000	$166,000
Club and Operating Assets, Net (2)	—	—	—	100,000	88,000	83,000	64,000	84,000	124,000	141,000	159,700	174,000	160,000	150,000

Crescent’s Ending Equity Book Value (3)	$14,000	$22,000	$37,000	$318,000	$290,000	$279,000	$305,000	$372,000	$476,000	$479,000	$507,300	$523,000	$450,000	$316,000

Sales Statistics for Projects
Lots	280	150	123	1,040	2,030	2,971	2,825	2,202	1,818	1,842	532	667	557	327
Units	—	—	—	44	25	67	50	120	257	86	53	269	201	535
Timeshare units	—	—	—	—	32	6	—	11	12	4	15	21	24	24

Number of Lots and Units Sold	280	150	123	1,084	2,087	3,044	2,875	2,333	2,087	1,932	600	957	782	886

Parcel Sales (acres)	—	—	—	31	205	76	124	94	157	88	23	1	—	—

Gross Real Estate Revenue Generated (4)	$25,000	$13,000	$11,000	$213,000	$285,000	$452,000	$411,000	$370,000	$429,000	$271,000	$240,000	$535,000	$575,000	$850,000

Crescent’s FFO
Crescent Resort Development, Inc.	$—	$—	$1,000	$4,000	$5,000	$10,000	$13,000	$16,000	$11,000	$10,000	$14,000	$25,000	$38,000	$39,000
Desert Mountain Development Corporation	—	—	—	12,000	32,000	39,000	35,000	8,000	9,000	11,000	16,000	10,000	25,000	10,000
Woodlands Land Company, Inc.	—	—	—	2,000	14,000	15,000	23,000	26,000	28,000	65,000	—	—	—	—
Other Residential Developments	4,000	10,000	5,000	8,000	8,000	11,000	8,000	4,000	3,000	2,000	1,000	1,000	1,000	33,000

Total FFO (5)	$4,000	$10,000	$6,000	$26,000	$59,000	$75,000	$79,000	$54,000	$51,000	$88,000	$31,000	$36,000	$64,000	$82,000

FFO Margin (6) (7)	16%	77%	55%	12%	21%	17%	19%	15%	12%	32%	13%	7%	11%	10%
FFO Return on Equity in Development Real Estate (7) (8)	29%	56%	20%	20%	28%	38%	36%	20%	16%	26%	9%	10%	20%	36%
FFO Return on Ending Equity Book Value (7) (8)	29%	56%	20%	15%	19%	26%	27%	16%	12%	18%	6%	7%	13%	21%

Crescent’s Cash
Total Cash Received by Crescent (9)	$1,000	$—	$10,000	$17,000	$118,000	$108,000	$130,000	$65,000	$95,000	$220,000	$118,000	$216,000	$207,000	$277,000
Less: FFO Generated	4,000	10,000	6,000	26,000	59,000	75,000	79,000	54,000	51,000	88,000	31,000	36,000	64,000	82,000

Cash Received in Excess of FFO	$(3,000)	$(10,000)	$4,000	$(9,000)	$59,000	$33,000	$51,000	$11,000	$44,000	$132,000	$87,000	$180,000	$143,000	$195,000

Cash Margin (7) (10)	4%	0%	91%	8%	41%	24%	32%	18%	22%	81%	49%	40%	36%	33%

[A]	Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

(3)	Refer to page 48 of the 4th Quarter 2004 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.

(6)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(7)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(8)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(9)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(10)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.
This schedule has not been updated since fourth quarter 2004.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Net Present Valuation
As of December 31, 2004
(dollars in thousands)

	Crescent’s				Proposed		Estimated	Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount	Years Until	Discounted		Estimated Cash Flow to Crescent [A] (6)
	Ownership (1)		Sales	Remaining	Price (2)	Type (3)	Rate (4)	Sellout	NPV (5)		2005	2006	2007	Thereafter
			(Lots/Units/Acres)	(Lots/Units/Acres)
Desert Mountain	93%		2,483	123	$1,150	SF, TH B	12%	3	$150,000		$11,000	$19,000	$11,000	$220,000

Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	13%/57	% (7)	1,800	1,800	$1,712	CO, TH, TS S	12%	12	197,000		90,000	56,000	100,000	655,000
Old Greenwood	13%/71%		265	156	$1,856	SF B,TH, TS S	12%	7	40,000		5,000	18,000	9,000	34,000
Gray’s Crossing	13%/71%		445	344	$420	SF	12%	4	47,000		28,000	22,000	18,000	5,000
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A	N/A	46,000	(8)	3,000	13,000	13,000	166,000

Subtotal- Tahoe Mountain Resorts			2,510	2,300					$330,000		$126,000	$109,000	$140,000	$860,000

Denver Development:
Creekside I at Riverfront Park	12%/64%		40	1	$390	CO P	12%	1	1,000		1,000	—	—	—
Creekside II at Riverfront Park	12%/64%		40	40	$370	CO P	12%	1	5,000		5,000	—	—	—
Creekside Townhomes at Riverfront Park	12%/64%		23	23	$750	TH P	12%	1	4,000		5,000	—	—	—
Brownstones (Phase I)	12%/64%		16	16	$1,740	TH P	12%	1	8,000		9,000	—	—	—
Delgany	12%/64%		44	44	$640	CO P	12%	1	7,000		8,000	—	—	—
Riverfront Park	12%/64%		215	215	$560	CO,TH P	12%	4	26,000		3,000	12,000	20,000	20,000
Downtown Acreage	12%/64%		23	12	$3,660	ACR		6	17,000	(8)	—	4,000	—	35,000

Subtotal- Denver Development			401	351					$68,000		$31,000	$16,000	$20,000	$55,000

Mountain Development:
Horizon Pass Lodge	12%/64%		30	5	$2,970	CO S	12%	1	11,000		11,000	1,000	—	—
Hummingbird	12%/64%		40	40	$2,380	CO S	12%	1	12,000		13,000	—	—	—
Eagle Ranch	12%/60%		1,438	647	$110	SF P	12%	3	25,000		4,000	14,000	11,000	—
Main Street Station Vacation Club	12%/30	% (7)	42	14	$1,070	TS S	12%	3	4,000		1,000	1,000	2,000	—
Riverbend	12%/60%		650	257	$40	SF P	12%	3	3,000		—	—	4,000	—
Three Peaks	12%/30	% (7)	292	75	$270	SF S	12%	3	7,000		3,000	3,000	2,000	—
Identified Future Projects	12%/64%		173	173	$1,790	CO,TH S	12%	4	14,000	(8)	10,000	28,000	36,000	12,000

Subtotal- Mountain Development			2,665	1,211					$76,000		$42,000	$47,000	$55,000	$12,000

Other Residential Investments	98% - 100%		1,105	173	$744	SF P, CO P	12%	3	$42,000	(8)	$6,000	$16,000	$51,000	$—

Total			9,164	4,157					$667,000		$216,000	$207,000	$277,000	$1,147,000

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	This discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2005 through thereafter represents cash flows to Crescent from each project after third-party debt repayments ($83.7 million as of December 31, 2004). In order for Crescent to generate the estimated cash flows for 2005 through 2007, Crescent will invest approximately $300m. Thereafter, Crescent will fund approximately $50m per year (primarily for the Northstar at Tahoe Project).

(7)	A joint venture partner participates in this project.

(8)	Represents Crescent’s estimate of fair value for the assets, net of debt.
This schedule has not been updated since fourth quarter 2004.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2004
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments
Assets	$274,400	$82,600	$133,100	$490,100	$248,800	$81,500	$820,400

Property Level Financing	(8,500)	(26,900)	(18,100)	(53,500)	(25,500)	(4,700)	(83,700)

Other Liabilities	(32,800)	(10,700)	(26,100)	(69,600)	(93,100)	(33,000)	(195,700)

Minority Interest	(3,000)	(400)	(12,800)	(16,200)	(16,800)	(700)	(33,700)

Net Equity Book Value	$230,100	$44,600	$76,100	$350,800	$113,400	$43,100	$507,300

Club and Operating Assets, net (1)	$46,400	$6,300	$600	$53,300	$95,900	$10,500	$159,700
Net Equity in Development Real Estate	$183,700	$38,300	$75,500	$297,500	$17,500	$32,600	$347,600

(1)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.
This schedule has not been updated since fourth quarter 2004.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005
Fourth Quarter 2004 Disclosure

PORTFOLIO DATA
Resort/Hotel
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Resort/Hotel Segment
As of June 30, 2005
PROPERTY TABLE (1)

					For the three months ended June 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	81%	80%	$737	$693	$552	$518	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		40%	38%	$159	$155	$64	$60	100%
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997/2004	228		74	62	305	240	226	148	80%
Ventana Inn & Spa (4)	Big Sur, CA	1975/1982/1988	60		73	56	474	442	346	249	100%

Total/Weighted Average			563		57%	50%	$278	$233	$159	$116

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		68%	64%	$519	$489	$339	$299

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		78%	70%	$128	$126	$99	$88	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		69	57	104	101	71	57	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		82	70	131	116	107	82	100%

Total/Weighted Average			1,376		76%	67%	$123	$117	$94	$78

Total/Weighted Average for Resort/Hotel Properties			2,410		73%	65%	$283	$274	$202	$176

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(4)	Renovation of 13 suites began in January 2004, at which time those suites were removed from service. All 13 suites returned to service in September 2004.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended June 30,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$6,452	$3,677		75%
Weighted Average Occupancy	68%	64%	4	pt
Average Daily Rate	$519	$489		6%
Revenue per Available Room/Guest Night	$339	$299		13%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$4,374	$2,859		53%
Weighted Average Occupancy	76%	67%	9	pt
Average Daily Rate	$123	$117		5%
Revenue per Available Room/Guest Night	$94	$78		21%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$10,826	$6,536		66%
Weighted Average Occupancy	73%	65%	8	pt
Average Daily Rate	$283	$274		3%
Revenue per Available Room/Guest Night	$202	$176		15%
Number of Properties	8	8
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

     Resort/Hotel Segment
As of June 30, 2005

PROPERTY TABLE (1)

					For the six months ended June 30,
									Revenue
					Average		Average		Per		Crescent's
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	83%	81%	$749	$704	$577	$536	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		58%	58%	$368	$352	$215	$204	100%
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997/2004	228		62	49	275	220	170	107	80%
Ventana Inn & Spa (4)	Big Sur, CA	1975/1982/1988	60		65	57	426	394	276	221	100%

Total/Weighted Average			563		60%	54%	$337	$308	$203	$167

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		71%	66%	$550	$523	$374	$335

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	69%	$126	$121	$89	$84	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		71	59	104	113	74	66	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		81	69	131	118	105	81	100%

Total/Weighted Average			1,376		74%	66%	$122	$118	$90	$78

Total/Weighted Average for Resort/Hotel Properties			2,410		72%	66%	$302	$294	$215	$192

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(4)	Renovation of 13 suites began in January 2004, at which time those suites were removed from service. All 13 suites returned to service in September 2004. In addition renovation of 11 suites began in November 2004, at which time those suites were removed from service. All 11 suites returned to service in April 2005.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the six months ended June 30,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$17,002	$12,634		35%
Weighted Average Occupancy	71%	66%	5	pt
Average Daily Rate	$550	$523		5%
Revenue per Available Room/Guest Night	$374	$335		12%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$8,046	$5,661		42%
Weighted Average Occupancy	74%	66%	8	pt
Average Daily Rate	$122	$118		3%
Revenue per Available Room/Guest Night	$90	$78		15%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$25,048	$18,295		37%
Weighted Average Occupancy	72%	66%	6	pt
Average Daily Rate	$302	$294		3%
Revenue per Available Room/Guest Night	$215	$192		12%
Number of Properties	8	8
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

PORTFOLIO DATA
Temperature-Controlled Logistics Properties
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Temperature-Controlled Logistics Properties
As of June 30, 2005

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	3	10.0	0.4
Ohio	1	5.5	0.2
Oklahoma	2	2.1	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	85	437.2	17.4

(1)	As of June 30, 2005, the Company held a 31.7% interest in AmeriCold Realty Trust which operates 100 facilities, of which 84 are wholly owned, one is partially owned and 15 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2005	2004
Quarter ended June 30, 2005	72.2%	69.8%

Year ended June 30, 2005	72.4%	69.8%
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

CONTACT INFORMATION
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	Greg Whyte
Keith Pomroy	David Cohen
804.782.8784	212.761.6331
804.787.8221	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Jay Leupp
Jeff Langbaum	David Copp
212.272.8046	415.633.8588
212.272.4201	415.633.8558

Greenstreet Advisors	Smith Barney Citigroup
Jim Sullivan	Jonathan Litt
Cedrik Lachance	John Stewart
949.640.8780	212.816.0231
212.816.1685

Merrill Lynch
Steve Sakwa
Brian Legg
212.449.0335
212.449.1153
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody Vice President Investor Relations and Corporate Communications Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Jennifer Terrell Investor and Media Relations Manager Phone: 817.321.1464 Fax: 817.321.2060 Jterrell@crescent.com
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005